________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549

                             _______________________


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 11, 2003

                                EQUITY ONE, INC.
             (Exact name of registrant as specified in its charter)

                                    Maryland
                 (State or other jurisdiction of incorporation)

                                    001-13499
                            (Commission File Number)

                                   52-1794271
                      (IRS Employer Identification Number)

         1696 N.E. Miami Gardens Drive, North Miami Beach, Florida 33179
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (305) 947-1664

                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)


             ______________________________________________________

Item 5. Other Events.

     A copy of a press release issued by Equity One on February 11, 2003 regarding the fact that it had entered into a $340 million unsecured revolving credit facility with Wells Fargo Bank, National Association serving as Sole Lead Arranger and Administrative Agent, is attached as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(a)      Financial Statements of Business Acquired.

         Not applicable

(b)      Pro Forma Financial Information

         Not applicable

(c)      Exhibits.

         99.1     Press Release, dated February 11, 2003, of Equity One, Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Equity One has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        EQUITY ONE, INC.


Date: February 12, 2003                 By:  /s/ Howard M. Sipzner
                                             --------------------------
                                                 Howard M. Sipzner
                                                 Chief Financial Officer

                                INDEX TO EXHIBITS


Exhibit Number      Description of Exhibit

99.1                Press Release dated February 11, 2003 of Equity One, Inc.